CareMax Reports First Quarter 2023 Results

•
First Quarter Medicare Advantage Membership of 95,500, up 181% year-over-year
•
First Quarter Total Revenue of $173.0 million, up 26% year-over-year
•
Reaffirming Full Year 2023 Guidance

Miami, FL - May 10, 2023 - CareMax, Inc. (NASDAQ: CMAX; CMAXW) (“CareMax” or the “Company”), a leading technology-enabled value-based care delivery system, today announced financial results for the first quarter ended March 31, 2023.

“We continued to execute on our national expansion strategy and delivered strong operational performance during the quarter. However, we had two prior period developments that had an unfavorable financial impact on our first quarter results. Looking ahead, we’re encouraged by our run-rates for revenue and adjusted EBITDA exiting the quarter, and are reaffirming our full year 2023 guidance,” said Carlos de Solo, Chief Executive Officer.

First Quarter 2023 Results

•
Total Value-Based Care membership of 268,000, up 274% year-over-year.
•
Medicare Advantage Membership of 95,500, up 181% year-over-year.
•
Total revenue was $173.0 million, up 26% year-over-year.
•
Net loss was $82.1 million, compared to net loss of $16.8 million for the first quarter of 2022.1
•
Adjusted EBITDA was negative $0.1 million, compared to $3.8 million for the first quarter of 2022.2
•
Platform Contribution was $24.7 million, compared to $17.2 million for the first quarter of 2022.2
•
Medical Expense Ratio was 75.2%, compared to 72.6% for the first quarter of 2022.
•
De novo pre-opening costs and post-opening losses for the first quarter of 2023 were $5.9 million.3

Financial Outlook for Full Year 2023

CareMax is reaffirming the following full year 2023 financial guidance:

•
Year-end Medicare Advantage membership of 110,000 to 120,000, up 18% to 28% year-over-year.
•
Total revenue of $700 million to $750 million, up 11% to 19% year-over-year.
•
Adjusted EBITDA of $25 million to $35 million, up 13% to 59% year-over-year, compared to $22 million for the year-ended December 31, 2022. De novo pre-opening costs and post-opening losses are no longer added back to the Company’s calculation of Adjusted EBITDA, and are anticipated to be approximately $25 million in 2023.

1 Net loss in the first quarter of 2023 includes a $98.0 million non-cash goodwill impairment, partially offset by a $36.1 million non-cash gain on remeasurement of contingent earnout liabilities.

2 Adjusted EBITDA and Platform Contribution are non-GAAP financial metrics. A reconciliation of non-GAAP metrics to the most directly comparable GAAP financial measures is included in the appendix to this earnings release.

3 De novo pre-opening costs represent (1) incremental payroll costs from employees specifically associated with the operational, contractual, physical, or regulatory infrastructure for de novo centers, prior to their opening; (2) legal costs incurred directly associated with the de novo centers, prior to their opening, which includes services such as execution of leases, health plan contracts and other agreements; (3) other expenses related to diligence, design, permitting, and other “soft costs” at new sites; and (4) rent and facility expenses prior to center opening. De novo post-opening losses include center-level operating losses recognized at a de novo center until the center breaks even, up to 18 months after opening, which consist of revenue, external provider costs and cost of care allocated for the de novo center.

Conference Call Details

Management will host a conference call at 8:30 am ET today to discuss the results. The conference call can be accessed by dialing (888) 330-2508 for U.S. participants, or (240) 789-2735 for international participants, and referencing conference ID 7874605. A live audio webcast as well as related presentation materials will also be available on the “Events & Presentations” section of CareMax’s investor relations website at ir.caremax.com. Following the live call, a replay will be available on the Company's website.

About CareMax

Founded in 2011, CareMax is a value-based care delivery system that utilizes a proprietary technology-enabled platform and multi-specialty, whole person health model to deliver comprehensive, preventative and coordinated care for its members. With over 200,000 Medicare Value-Based Care Members across 10 states, and fully integrated, Five-Star Quality rated health and wellness centers, CareMax is redefining healthcare across the country by reducing costs, improving overall outcomes and promoting health equity for seniors. Learn more at www.caremax.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth, strategy and financial performance. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the Company’s ability to integrate acquired businesses, including the ability to implement business plans, forecasts, and other expectations after the completion of the Steward transaction; the failure to realize anticipated benefits of the Steward transaction or to realize estimated pro forma results and underlying assumptions; the impact of COVID-19 or any variant thereof or any other pandemic or epidemic on the Company's business and results of operation; the Company’s ability to attract new patients; the availability of sites for de novo centers and the costs of opening such de novo centers; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and the Company’s ability to comply with the covenants under the agreements governing its indebtedness; the Company’s ability to address the material weakness in its internal control over financial reporting; the Company's ability to recruit and retain qualified team members and independent physicians; risks related to future acquisitions; the Company’s ability to develop and maintain proper and effective internal control over financial reporting and the impact of any prior period developments. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this press release is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release.

Use of Non-GAAP Financial Information

Certain financial information and data contained in this press release is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this press release, such as Adjusted EBITDA and Platform Contribution and margin thereof have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes.

The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. For this reason, these non-GAAP measures may not be comparable to other companies’ similarly labeled non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results.

A reconciliation for Adjusted EBITDA and Platform Contribution to the most directly comparable GAAP financial measures is included below. A reconciliation of projected 2023 Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this press release because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.

Use of Pro Forma Financial Information and Pro Forma Non-GAAP Financial Information

Certain of the information presented in the Non-GAAP Financial Summary and in the reconciliations to non-GAAP financial measures includes pro forma information derived from the unaudited pro forma statements of operations which are provided for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the acquisitions of IMC and Care Holdings had occurred in the stated historical periods, nor are they indicative of the future results or financial position of the combined company. The unaudited pro forma statements of operations do not give effect to the potential impact of any anticipated synergies, operating efficiencies or cost savings that may result from the acquisitions of IMC and Care Holdings, any integration costs or tax deductibility of transaction costs.

Additionally, Adjusted EBITDA presented on a pro forma basis gives effect to the acquisitions of IMC and Care Holdings as if they had occurred in historical periods. Such non-GAAP financial measures do not necessarily reflect what the Company’s Adjusted EBITDA would have been had the acquisitions occurred on the dates indicated.

CAREMAX, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

(Unaudited)

	March 31, 2023	December 31, 2022
ASSETS

Current Assets
Cash and cash equivalents	$44,222	$41,626
Accounts receivable, net	158,989	151,036
Risk settlement assets	858	707
Other current assets	5,928	3,968
Total Current Assets	209,998	197,336

Property and equipment, net	22,726	21,006
Operating lease right-of-use assets	115,018	108,937
Goodwill, net	602,643	700,643
Intangible assets, net	118,189	123,585
Deferred debt issuance costs	1,842	1,685
Other assets	27,286	17,550
Total Assets	$1,097,701	$1,170,743

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$8,134	$7,687
Accrued expenses	18,602	18,631
Risk settlement liabilities	13,868	14,171
Related party debt, net	31,548	30,277
Current portion of third-party debt, net	274	253
Current portion of operating lease liabilities	3,898	5,512
Other current liabilities	4,103	790
Total Current Liabilities	80,428	77,322
Derivative warrant liabilities	2,868	3,974
Long-term debt, net	260,642	230,725
Long-term operating lease liabilities	106,291	96,539
Contingent earnout liability	98,425	134,561
Other liabilities	9,283	8,075
Total Liabilities	557,938	551,196
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Preferred stock (1,000,000 shares authorized; one share issued and outstanding as of March 31, 2023 and December 31, 2022)	-	-
Class A common stock ($0.0001 par value; 250,000,000 shares authorized; 111,360,802 and 111,332,584 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively)	11	11
Additional paid-in-capital	659,424	657,126
Accumulated deficit	(119,672)	(37,590)
Total Stockholders' Equity	539,763	619,547

Total Liabilities and Stockholders' Equity	$1,097,701	$1,170,743

CAREMAX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(Unaudited)

	Three Months Ended March 31,
	2023	2022
Revenue
Medicare risk-based revenue	$121,593	$107,747
Medicaid risk-based revenue	25,626	20,165
Government value-based care revenue	10,010	-
Other revenue	15,754	9,008
Total revenue	172,983	136,920

Operating expenses
External provider costs	110,673	92,856
Cost of care	38,627	27,349
Sales and marketing	3,765	3,301
Corporate, general and administrative	23,945	18,978
Depreciation and amortization	6,576	5,062
Goodwill impairment	98,000	-
Acquisition related costs	20	266
Total operating expenses	281,606	147,811
Operating loss	(108,623)	(10,890)
Nonoperating income (expense)
Interest expense, net	(10,458)	(1,728)
Change in fair value of derivative warrant liabilities	1,107	(3,536)
Gain (loss) on remeasurement of contingent earnout liabilities	36,136	-
Other income (expense), net	(66)	(462)
	26,718	(5,726)
Loss before income tax	(81,904)	(16,616)
Income tax expense	(177)	(181)
Net loss	$(82,082)	$(16,797)

Weighted-average basic shares outstanding	111,360,802	87,367,972
Weighted-average diluted shares outstanding	111,360,802	87,367,972
Net loss per share
Basic	$(0.74)	$(0.19)
Diluted	$(0.74)	$(0.19)

CAREMAX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(82,082)	$(16,797)
Adjustments to reconcile net loss to net cash and cash equivalents
Depreciation and amortization expense	6,576	5,062
Amortization of debt issuance costs and discounts	1,839	378
Stock-based compensation expense	2,298	1,087
Income tax provision	177	181
Change in fair value of derivative warrant liabilities	(1,107)	3,536
Loss (gain) on remeasurement of contingent earnout liabilities	(36,136)	-
Payment-in-kind interest expense	2,453	-
Provision for credit losses	(104)	-
Goodwill impairment	98,000	-
Other non-cash, net	1,080	21
Changes in operating assets and liabilities:
Accounts receivable	(7,850)	(10,992)
Other current assets	(1,961)	(627)
Risk settlement assets and liabilities	(454)	(84)
Other assets	(9,735)	(52)
Operating lease assets and liabilities	1,445	-
Accounts payable	(500)	1,470
Accrued expenses	(29)	3,675
Other liabilities	4,343	1,002
Net cash used in operating activities	(21,746)	(12,139)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(2,286)	(1,467)
Net cash used in investing activities	(2,286)	(1,467)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings on long-term debt, net	27,000	-
Principal payments of debt	(25)	(1,570)
Payments of debt issuance costs	(348)	-
Net cash provided by (used in) financing activities	26,627	(1,570)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,596	(15,176)
Cash and cash equivalents - beginning of period	41,626	47,917
CASH AND CASH EQUIVALENTS - END OF PERIOD	$44,222	$32,740

Non-GAAP Financial Summary	Three Months Ended March 31,
$ in thousands	2023	2022
Medicare risk-based revenue	$121,593	$107,747
Medicaid risk-based revenue	25,626	20,165
Government value-based care revenue	10,010	-
Other revenue	15,754	9,008
Total revenue	172,983	136,920
External provider costs	110,673	92,856
Cost of care	37,627	26,854
Platform contribution	24,683	17,210
Platform contribution margin (%)	14.3%	12.6%

Sales and marketing	$3,765	$3,301
Corporate, general and administrative	20,979	10,139
Adjusted operating expenses	24,744	13,440

Adjusted EBITDA	$(61)	$3,769

Reconciliation to Adjusted EBITDA	Three Months Ended March 31,
(in thousands)	2023	2022
Net Loss	$(82,082)	$(16,797)
Interest expense, net	10,458	1,728
Depreciation and amortization	6,576	5,062
Remeasurement of warrant and contingent earnout liabilities	(37,242)	3,536
Goodwill impairment	98,000	-
Stock-based compensation	2,298	1,087
Business Combination integration costs (1)	1,066	5,114
Acquisition and integration related costs (2)	622	3,429
Other (3)	66	430
Income tax provision (benefit)	177	181
Adjusted EBITDA	$(61)	$3,769

Memo:
De Novo Pre-Opening Costs	$1,975	$973
De Novo Post-Opening Costs	3,885	1,119

(1)
Represents initial costs to set up public company processes, incremental compensation and vendor expenses identified as temporary or duplicative and expected to be rationalized in the short term, and legal and professional expenses outside of the ordinary course of business, which are being incurred as part of the Company’s efforts as it integrates the two privately held companies that were combined in the Business Combination. Significant components of Business Combination integration costs were as follows:

	Three Months Ended March 31,
	2023	2022
Consulting and legal fees (a)	$282	$3,190
Compensation costs (b)	351	760
Other (c)	433	1,164
	$1,066	$5,114

(a) Represents consulting and legal costs directly associated with efforts related to integration of the two privately held companies that were combined in the Business Combination.

(b) Represents incremental compensation expense directly associated with efforts related to integration of the two privately held companies that were combined in the Business Combination.

(c) Represents primarily vendor expenses identified as temporary or duplicative and/or expenses outside the ordinary course of business and not necessary to run the Company's business.

(2)
Includes all costs recognized in acquisition related costs in our consolidated statements of operations and incremental payroll compensation expense for employees directly associated with services to achieve synergies related to closed transactions. Significant components of acquisition and integration related costs were as follows:

	Three Months Ended March 31,
	2023	2022
Advisor and other professional fees (a)	$42	$1,622
Compensation costs (b)	580	1,808
	$622	$3,429

(a) Includes payments to our third-party transaction advisory firm associated with transaction contracts, including the Steward transaction that was closed in November 2022. Also, costs include legal and accounting fees directly associated with contemplated or closed transactions.
(b) Includes incremental payroll compensation expense for employees directly associated with services to achieve synergies related to closed transactions.

(3)
Components of other were as follows:

	Three Months Ended March 31,
(in thousands)	2023	2022
Tax-related costs	$-	$265
Other	66	165
	$66	$430

Non-GAAP Operating Metrics	Mar 31, 2023	Mar 31, 2022
Centers	62	48
Markets	7	6
Patients (MCREM)*	225,100	50,600
Patients in value-based care arrangements (MCREM)	99.0%	79.8%
Platform Contribution ($, millions)	$24.7	$17.2
* MCREM defined as Medicare Equivalent Members, which assumes the level of support received by a Medicare patient is equivalent to that received by three Medicaid or Commercial patients.

Reconciliation to Platform Contribution

	Three Months Ended March 31,
(in millions)	2023	2022
Gross profit (a)	$17.1	$11.2
Depreciation and amortization	6.6	5.1
Stock-based compensation	1.0	0.4
Other adjustments (b)	-	0.5
Platform Contribution	$24.7	$17.2

(a) Gross profit reflects the reclassification of stock-based compensation expense previously included in corporate, general and administrative expenses, which decreased gross profit by $0.4 million for the three months ended March 31, 2022.

(b) Represents incremental costs relating to one-time operational projects.

Calculation of the Medical Expense Ratio

	Three Months Ended March 31,
	2023	2022
External provider costs	$110,673	$92,856
Medicare and Medicaid risk-based revenue	147,219	127,912
Medical Expense Ratio	75.2%	72.6%

Contacts:

Investor Relations

Samantha Swerdlin

(847) 924-8980

samantha.swerdlin@caremax.com

Media

Christine Bucan

(305) 542-8855

Christine@thinkbsg.com